CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I,  Egidio   Robertiello,   President  of  Credit  Suisse  Alternative   Capital
Multi-Strategy Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  12/8/2008                               /s/ Egidio Robertiello
      ----------------------------            ----------------------------------
                                               Egidio Robertiello, President
                                               (principal executive officer)


I, Sandra DeGaray, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Multi-Strategy Fund, LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  12/8/2008                               /s/ Sandra DeGaray
      ----------------------------            ----------------------------------
                                               Sandra DeGaray, Chief Financial
                                               Officer and Treasurer
                                               (principal financial officer)